MANAGEMENT DISCUSSION AND ANALYSIS

Federated U.S. Government Securities Fund: 2-5 Years


ANNUAL REPORT FOR FISCAL YEAR ENDED JANUARY 31, 1999

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Federated U.S. Government Securities Fund: 2-5 Years (GOV2-5) invests in U.S. government securities which include U.S. Treasury and agency obligations. Due to the elimination of the 3-year Treasury note auction following the May 1998 auction, the Fund's benchmark has been changed from the Merrill Lynch 3-Year Treasury Index 1 to the Merrill Lynch 3-5 Year Treasury Index.1 By investment policy, the Fund was managed within an average maturity range of 3 to 4 years. Effective January 1, 1999, the Fund's average duration was managed within 20% of the duration of the Merrill Lynch 3-5 Year Treasury Index. As a result of changing the Fund's benchmark, it is likely that the Fund will have a slightly longer average duration than it has maintained historically. As of January 1, 1999, the Merrill Lynch 3-5 Year Treasury Index had an average maturity and duration of 3.9 and 3.4 years, respectively, compared to the 3.5 year midpoint of the previous average maturity range. Although a longer average duration increases the interest rate risk of the
 Fund, the total return potential of the Fund may also increase. Standard
& Poor's has maintained the Fund's "AAAf" credit rating.2

During the first half of the Fund's annual reporting period, fixed income performance reflected above trend economic growth combined with subdued inflation. The 3-year Treasury note yield increased from 5.33% at the end of January 1998 to 5.73% near the end of April, as the short to intermediate portion of the yield curve transitioned from pricing in a lower to an unchanged or possibly higher federal funds target rate. The Federal Reserve Board (the "Fed") maintained its "wait and see" approach due to the counteracting forces of the underlying strength in the U.S. economy and the potential deflationary impact of the Asian financial crisis. The federal funds target rate remained at 5.50%, where it had been since the Fed last tightened near the end of March 1997.

1 These indices are unmanaged.

2 "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, is subject to change and does not remove market risk.

U.S. Treasury yields significantly declined during the second half of the Fund's reporting period as the global economic and financial crisis worsened and U.S. equity markets declined. The Russian default and devaluation in mid-August set off a dramatic change in market sentiment toward the avoidance of credit risk. As a result, the highest quality, most liquid securities outperformed all others with on-the-run (most recently auctioned) Treasury securities outperforming off-the-run Treasury securities to a significant extent. Treasury yields moved sharply lower and short-term Treasury yields fell to their lowest levels since early 1994. The Fund took advantage of dramatically wider agency and off-the-run Treasury yield spreads by increasing exposure to those sectors versus on-the-run Treasurys. The Fed's monetary policy bias quickly shifted from tightening in July, to neutral in August, to easing in September in response to disrupted financial markets. The federal funds target rate was lowered three times from 5.50% to 4.75% by mid-November. The Fed's responsiveness in providing liquidity calmed the financial markets and reduced the demand for Treasurys as a safe haven. After hitting a low of 4.16% in mid-October, the 3-year Treasury note yield ended the Fund's reporting period at 4.63% as market expectations shifted from aggressive Fed easing toward an unchanged monetary policy. The minutes of the November Federal Open Market Committee meeting confirmed a shift from an easing to a neutral bias.

Although the Fund's average maturity/duration has been managed within its neutral range, its average maturity/duration was extended past its midpoint when yields rose in late April and shortened below its midpoint when yields fell in mid-October. The Fund's average maturity/duration ended the reporting period at 3.6/3.2 years. Although the U.S. economy entered 1999 with considerable momentum, inflation remains subdued and Fed monetary policy is expected to remain unchanged in the near term. The Fund's net total returns for the year ended January 31, 1999, for Institutional Shares and Institutional Service Shares were 7.01% and 6.75%, respectively, 1 compared to 7.46% for the Merrill Lynch 3-Year Treasury Index and 8.03% for the Merrill Lynch 3-5 Year Treasury Index.

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INSTITUTIONAL SHARES

GROWTH OF $25,000 INVESTED IN
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999

1 Year                            7.01%
5 Year                            5.88%
10 Year                           7.77%
Start of Performance (2/18/83)    8.32%



The graph above illustrates the hypothetical investment of $25,000 1 in the Federated U.S. Government Securities Fund: 2-5 Years (Institutional Shares) (the "Fund") from January 31, 1989 to January 31, 1999, compared to the Merrill Lynch 3-5 Year Treasury Index (MLTFYT),2 , 3 the Merrill Lynch Three Year Treasury Index (MLTYT),2 the Lipper Short U.S. Government
 Funds Average (LSUSGFA),4 and the Lipper Short-Intermediate U.S. Government Funds Average (LSIUSGFA).4

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARAN TEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated March 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTFYT, the MLTYT, the LSUSGFA, and the LSIUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The MLTFYT and the MLTYT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged, and investments cannot be made in an index.

3 The Fund's Adviser has elected to change the benchmark index from the MLTYT to the MLTFYT, because the MLTFYT is more representative of the securities in which the Fund invests.

4 The LSUSGFA and the LSIUSGFA represent the average of the total returns reported by all of the mutual funds desig nated by Lipper Analytical Services, Inc. as following in the respective categories, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

INSTITUTIONAL SERVICE SHARES

GROWTH OF $25,000 INVESTED IN
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999
1 Year                            6.75%
5 Year                            5.62%
Start of Performance (5/30/92)    6.11%



The graph above illustrates the hypothetical investment of $25,000 1 in the Federated U.S. Government Securities Fund: 2-5 Years (Institutional Service Shares) (the "Fund") from May 30, 1992
(start of performance) to January 31, 1999, compared to the Merrill Lynch 3-5 Year Treasury Index (MLTFYT),2 , 3 the Merrill Lynch Three Year Treasury Index (MLTYT),2 the Lipper Short U.S. Government Funds Average (LSUSGFA),4 and the Lipper Short-Intermediate U.S. Government Funds Average (LSIUSGFA).4

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARAN TEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated March 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTFYT, the MLTYT, the LSUSGFA, and the LSIUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The MLTFYT and the MLTYT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged, and investments cannot be made in an index.

3 The Fund's Adviser has elected to change the benchmark index from the MLTYT to the MLTFYT, because the MLTFYT is more representative of the securities in which the Fund invests.

4 The LSUSGFA and the LSIUSGFA represent the average of the total returns reported by all of the mutual funds desig nated by Lipper Analytical Services, Inc. as following in the respective categories, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

[Graphic]
Federated U.S. Government Securities Fund:2-5 Years

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 31428P103
Cusip 31428P202

8022502ARS (3/99)

[Graphic]


Federated U.S. Government Securities Fund: 2-5 Years

INSTITUTIONAL SHARES



A mutual fund seeking current income by investing in a portfolio of short-to-intermediate U.S. government securities.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

MARCH 31, 1999

CONTENTS



Risk/Return Summary  1

What are the Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities in Which

the Fund Invests?  5

What are the Specific Risks of Investing in the Fund?  6

What Do Shares Cost?  6

How is the Fund Sold?  6

How to Purchase Shares  7

How to Redeem Shares  8

Account and Share Information  9

Who Manages the Fund?  10

Financial Information  11

Report of Independent Public Accountants  21



Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund invests in a diversified, short-to-intermediate term portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund maintains a weighted average portfolio duration that is within 20 percent of the weighted average portfolio duration of the Merrill Lynch 3-5 Year Treasury Index. This index is a market capitalization weighted index including all U.S. Treasury Notes and Bonds with maturities greater than or equal to three years and less than five years.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factor that may reduce the Fund's returns is changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of Fund Shares.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



RISK/RETURN BAR CHART AND TABLE



[Graphic]

The bar chart shows the variability of the Fund's Institutional Shares total returns on a yearly basis.

The Fund's Institutional Shares are not sold subject to a sales charge (load). Hence, the total returns displayed above are based upon the net asset value.

Within the period shown in the Chart, the Fund's highest quarterly return was 6.64% (quarter ended June 30, 1989). Its lowest quarterly return was 1.51% (quarter ended March 31, 1994).

The following table represents the Fund's Average Annual Total Return through 12/31/98 as compared to the Merrill Lynch Three Year Treasury Index (MLTYT), the Merrill Lynch 3-5 Year Treasury Index (MLTFYT), 1 the Lipper Short U.S. Government Funds Average (LSUSGFA) and the Lipper Short Intermediate U.S. Government Funds Average (LSIUSGFA).



AVERAGE ANNUAL TOTAL RETURN




CALENDAR PERIOD ENDED 12/31/98   FUND    MLTYT   MLTFYT   LSUSGFA   LSIUSGFA
1 Year                           8.11%   8.28%   8.87%    6.56%     6.61%
5 Years                          5.97%   6.20%   6.64%    5.63%     5.39%
10 Years                         7.82%   7.88%   8.69%    6.56%     7.48%


1 The Fund's Adviser has elected to change the benchmark index from the MLTYT to the MLTFYT, because the MLTFYT is more representative of the securities in which the Fund invests.

While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.



What are the Fund's Fees and Expenses?

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Institutional Shares.


SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds,
as applicable)                                                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)    None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                      None
Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (Before Waiver) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                   0.40%
Distribution (12b-1) Fee                                         None
Shareholder Services Fee 2                                       0.25%
Other Expenses                                                   0.14%
Total Annual Fund Operating Expenses                             0.79%
1 Although not contractually obligated to do so, the
shareholder services provider waived certain amounts. These
are shown below along with the net expenses the Fund actually paid for the fiscal year ended January 31, 1999.
 Waiver of Fund Expenses                                         0.24%
 Total Actual Annual Fund Operating Expenses (after waiver)      0.55%
2 The shareholder services fee for Institutional Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after voluntary reduction) was 0.01% for the year ended January 31, 1999.




EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are BEFORE WAIVERS as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year   $  81
3 Years  $ 252
5 Years  $ 439
10 Years $ 978

What are the Fund's Investment Strategies?



The Fund invests in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund's adviser actively manages its portfolio, seeking to limit the interest rate risk taken by the Fund while selecting investments that should offer enhanced returns based upon the adviser's interest rate outlook.

The adviser manages the Fund's interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the adviser limits the average duration of the portfolio to within 20% of the duration of the Merrill Lynch 3-5 Year Treasury Index (the "Index"). This Index includes all U.S. Treasury notes and bonds with maturities of three years or greater and less than five years. This policy should prevent the volatility of the Fund's Share price from significantly exceeding the average volatility of short-to-intermediate term U.S. Treasury securities.

The adviser uses three principal methods to enhance the portfolio's returns as compared to the Index. First, the adviser tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

Second, in constructing a portfolio with a targeted average duration, the adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less, or in a different direction than shorter-term interest rates. As a general matter, the adviser typically structures the portfolio in one of three ways:

* A "bulleted" portfolio structure consists primarily of securities with durations close to the portfolio's average duration. The adviser may use this structure, for example, when it expects the difference between longer-term and shorter-term interest rates to increase.

* A "barbelled" portfolio structure consists primarily of securities with durations above and below the average duration. The adviser may use this structure, for example, when it expects the difference between longer-term and shorter-term interest rates to decrease.

* A "laddered" portfolio structure consists of securities with durations above, below, and at the average duration. The adviser may use this structure, for example, when it expects longer-term and shorter-term interest rates to change by approximately the same amount.

Third, the adviser tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. The adviser generally uses ongoing relative value analysis to compare the current yield differences of securities to their historical and expected yield differences.

The adviser's interest rate outlook is the most important factor in selecting the methods used to manage the Fund's portfolio. The adviser formulates its interest rate outlook by analyzing a variety of factors such as:

*  current and expected U.S. economic growth;

*  current and expected interest rates and inflation;

*  the Federal Reserve Board's monetary policy; and

*  changes in the supply of or demand for U.S. government securities.

In selecting individual securities, the adviser analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

As a consequence of this strategy, most of the Fund's portfolio consists of securities paying interest exempt from state taxation. The Fund also invests in repurchase agreements for U.S. government securities. Although repurchase agreements are collateralized by the same types of securities in which the Fund invests, income from repurchase agreements is not exempt from state taxation. The Fund uses repurchase agreements to invest cash balances and shorten duration, so the amount of state taxable income may vary with market conditions. See "Tax Information" for an explanation of how your investment in the Fund may be taxed.



What are the Principal Securities in Which the Fund Invests?



The Fund invests primarily in the following types of U.S. government securities:

U.S. TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States.

U.S. GOVERNMENT AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority.



What are the Specific Risks of Investing in the Fund?



Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. This is also referred to as "interest rate risk." Due to the Fund's average duration policy, it is expected to have less interest rate risk than Federated U.S. Government Securities Fund: 5-10 Years or Federated U.S. Government Bond Fund, both of which have longer average durations than the Fund, and more interest rate risk than Federated U.S. Government Securities Fund: 1-3 Years, which has a shorter average duration than the Fund.



What Do Shares Cost?



You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV).

The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.



The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?



The Fund offers two Share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each Share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.



The Fund's Distributor markets the Shares described in this prospectus to institutions acting in an agency or fiduciary capacity or to individuals directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

*  Establish an account with the investment professional; and



* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.



Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

*  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number, or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).



BY AUTOMATED CLEARING HOUSE (ACH)



Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

* through an investment professional if you purchased Shares through an investment professional; or

*  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL



Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.



DIRECTLY FROM THE FUND

BY TELEPHONE



You may redeem Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.



BY MAIL

You may redeem Shares by mailing a written request to the Fund. You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form. Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE TO:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

*  Fund Name and Share Class, account number and account registration;

*  amount to be redeemed; and

*  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;



* your redemption will be sent to an address of record that was changed within the last 30 days; or



* a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

*  to allow your purchase to clear;

*  during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.



If you purchase Shares just before the Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION



The Fund sends an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?



The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:



SUSAN M. NASON

Susan M. Nason has been the Fund's portfolio manager since September 1991. She is Vice President of the Fund. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's investment adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of the investment adviser from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

ROBERT J. OSTROWSKI

Robert J. Ostrowski has been the Fund's portfolio manager since September 1991. Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He has been a Senior Vice President of the Fund's Adviser since 1997 and served as a Vice President of the Fund's Adviser from 1996 to 1997. Prior to that, Mr. Ostrowski served as a Vice President of a Federated advisory subsidiary from 1993 to 1996. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.



ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

YEAR 2000 READINESS



The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.



While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 21.


YEAR ENDED JANUARY 31                                       1999        1998        1997        1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD                                         $10.73      $10.48      $10.74      $10.11      $10.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.55        0.59        0.57        0.64        0.54
Net realized and unrealized gain (loss) on investments        0.18        0.25       (0.26)       0.63       (0.67)
Total from investment operations                              0.73        0.84        0.31        1.27       (0.13)
LESS DISTRIBUTIONS:
Distributions from net
investment income                                            (0.55)      (0.59)      (0.57)      (0.64)      (0.54)
NET ASSET VALUE, END OF PERIOD                              $10.91      $10.73      $10.48      $10.74      $10.11
TOTAL RETURN 1                                                7.01%       8.24%       3.01%      12.86%      (1.18%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                      0.55%       0.54%       0.54%       0.54%       0.54%
Net investment income                                         5.13%       5.58%       5.42%       6.07%       5.16%
Expense waiver/reimbursement 2                                0.24%       0.25%       0.26%       0.25%       0.02%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                                             $739,058    $696,613    $782,056    $871,966    $731,280
Portfolio turnover                                             126%         71%         99%        117%        163%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements



Portfolio of Investments



JANUARY 31, 1999


PRINCIPAL
AMOUNT                                                                                     VALUE
                 U.S. GOVERNMENT AGENCIES-11.3%
  $ 10,000,000   Federal Farm Credit System, 5.680%, 3/12/2001                     $  10,150,400
     7,000,000   Federal Farm Credit System, 5.750%, 2/20/2003                         7,156,660
     5,000,000   Federal Home Loan Bank System, 5.500%, 1/21/2003                      5,067,400
    35,000,000   Federal Home Loan Bank System, 5.755%, 6/24/2003                     35,888,300
     5,625,000   Federal Home Loan Bank System, 5.600%, 9/2/2003                       5,733,450
    10,000,000   Federal Home Loan Bank System, 5.627%, 9/2/2003                      10,203,700
    15,000,000   Federal Home Loan Bank System, 5.125%, 9/15/2003                     15,043,950
                 TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $88,490,783)              89,243,860
                 U.S. TREASURY NOTES-84.7%
     3,000,000   4.625%, 12/31/2000                                                    3,001,620
    75,000,000   6.625%, 3/31/2002                                                    79,293,000
    47,000,000   6.625%, 4/30/2002                                                    49,757,020
    67,000,000   6.500%, 5/31/2002                                                    70,769,420
    25,000,000   6.250%, 6/30/2002                                                    26,246,000
    29,500,000   6.000%, 7/31/2002                                                    30,766,140
    77,000,000   6.375%, 8/15/2002                                                    81,236,540
    30,000,000   5.875%, 9/30/2002                                                    31,216,200
    33,000,000   5.750%, 10/31/2002                                                   34,217,370
    70,000,000   5.750%, 11/30/2002                                                   72,621,500
    35,000,000   5.625%, 12/31/2002                                                   36,191,050
    85,000,000   5.500%, 3/31/2003                                                    87,698,750
    50,000,000   5.750%, 4/30/2003                                                    52,090,000
    14,000,000   5.750%, 8/15/2003                                                    14,632,520
                 TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $658,392,329)            669,737,130
                 REPURCHASE AGREEMENT-2.6% 1
    20,345,000   Societe Generale, Securities Corp., 4.730%, dated 1/29/1999,
                 due 2/1/1999 (AT AMORTIZED COST)                                     20,345,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $767,228,112) 2                $ 779,325,990


1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $767,228,112. The net unrealized appreciation of investments on a federal tax basis amounts to $12,097,878 which is comprised of $12,467,433 appreciation and $369,555 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($790,281,631) at January 31, 1999.

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities



JANUARY 31, 1999


ASSETS:
Total investments in securities, at value (identified and
tax cost $767,228,112)                                                            $ 779,325,990
Income receivable                                                                    12,491,552
Receivable for shares sold                                                            2,320,089
TOTAL ASSETS                                                                        794,137,631
LIABILITIES:
Payable for shares redeemed                                       $   860,106
Income distribution payable                                         1,552,485
Payable to bank                                                     1,387,834
Accrued expenses                                                       55,575
TOTAL LIABILITIES                                                                     3,856,000
Net assets for 72,424,257 shares outstanding                                      $ 790,281,631
NET ASSETS CONSIST OF:
Paid in capital                                                                   $ 789,663,320
Net unrealized appreciation of investments                                           12,097,878
Accumulated net realized loss on investments                                        (11,481,224)
Undistributed net investment income                                                       1,657
TOTAL NET ASSETS                                                                  $ 790,281,631
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
INSTITUTIONAL SHARES:
$739,057,952 / 67,729,868 shares outstanding                                             $10.91
INSTITUTIONAL SERVICE SHARES:
$51,223,679 / 4,694,389 shares outstanding                                               $10.91


See Notes which are an integral part of the Financial Statements



Statement of Operations



YEAR ENDED JANUARY 31, 1999


INVESTMENT INCOME:
Interest                                                                                $ 43,076,242
EXPENSES:
Investment advisory fee                                                  $  3,034,022
Administrative personnel and services fee                                     571,913
Custodian fees                                                                 45,066
Transfer and dividend disbursing agent fees and expenses                      207,086
Directors'/Trustees' fees                                                       6,961
Auditing fees                                                                  13,713
Legal fees                                                                      4,394
Portfolio accounting fees                                                     132,180
Distribution services fee-Institutional Service Shares                        112,451
Shareholder services fee-Institutional Shares                               1,783,815
Shareholder services fee-Institutional Service Shares                         112,451
Share registration costs                                                       53,678
Printing and postage                                                           29,495
Insurance premiums                                                              7,515
Miscellaneous                                                                  19,490
TOTAL EXPENSES                                                              6,134,230
WAIVERS AND REIMBURSEMENTS:
Waiver of distribution services fee-Institutional Service
Shares                                                     $   103,455)
Waiver of shareholder services fee-Institutional Shares     (1,712,463)
Waiver of shareholder services fee-Institutional Service
Shares                                                          (4,498)
TOTAL WAIVERS                                                              (1,820,416)
Net expenses                                                                               4,313,814
Net investment income                                                                     38,762,428
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                          18,462,945
Net change in unrealized depreciation of investments                                      (5,047,854)
Net realized and unrealized gain on investments                                           13,415,091
Change in net assets resulting from operations                                          $ 52,177,519


See Notes which are an integral part of the Financial Statements



Statement of Changes in Net Assets




YEAR ENDED JANUARY 31                                                   1999                  1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                             $    38,762,428       $    41,828,798
Net realized gain/loss on investments ($18,462,945 net gain
and $477,074 net loss, respectively, as computed for federal
tax purposes)                                                          18,462,945               229,718
Net change in unrealized appreciation/depreciation                     (5,047,854)           16,005,120
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         52,177,519            58,063,636
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Institutional Shares                                                  (36,624,367)          (40,228,730)
Institutional Service Shares                                           (2,130,792)           (1,605,680)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                                                       (38,755,159)          (41,834,410)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                          395,513,622           267,414,601
Net asset value of shares issued to shareholders in payment
of distributions declared                                              17,839,525            17,158,644
Cost of shares redeemed                                              (369,831,679)         (375,312,466)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 43,521,468           (90,739,221)
Change in net assets                                                   56,943,828           (74,509,995)
NET ASSETS:
Beginning of period                                                   733,337,803           807,847,798
End of period                                                     $   790,281,631       $   733,337,803


See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

JANUARY 31, 1999

ORGANIZATION

Federated U.S. Government Securities Fund: 2-5 Years is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. This difference is due to differing treatments for expiring capital loss carryforwards.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At January 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $11,481,224, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2003                    $11,004,150
2006                        477,074

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.


SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


YEAR ENDED JANUARY 31                                                     1999                           1998
INSTITUTIONAL SHARES:                                           SHARES           AMOUNT          SHARES           AMOUNT
Shares sold                                                   33,291,694     $  359,916,788      23,359,912     $  246,238,107
Shares issued to shareholders in payment of distributions
declared                                                       1,494,967         16,132,483       1,500,543         15,786,018
Shares redeemed                                              (32,008,413)      (346,233,579)    (34,540,057)      (362,903,965)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS     2,778,248     $   29,815,692      (9,679,602)    $ (100,879,840)

YEAR ENDED JANUARY 31                                                     1999                            1998
INSTITUTIONAL SERVICE SHARES:                                   SHARES           AMOUNT          SHARES           AMOUNT
Shares sold                                                    3,294,054     $   35,596,834       2,011,745     $   21,176,494
Shares issued to shareholders in payment of distributions
declared                                                         158,154          1,707,042         130,348          1,372,626
Shares redeemed                                               (2,182,036)       (23,598,100)     (1,179,138)       (12,408,501)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE
SHARE TRANSACTIONS                                             1,270,172     $   13,705,776         962,955     $   10,140,619
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                   4,048,420     $   43,521,468      (8,716,647)    $  (90,739,221)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Effective March 31, 1999, the Adviser will merge into Federated Investment Management Company (formerly Federated Advisers).

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended January 31, 1999, were as follows:

Purchases   $966,345,183
Sales       $939,704,353

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS:



We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Securities Fund: 2-5 Years (a Massachusetts business trust), including the schedule of portfolio of investments, as of January 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights (see page 12) for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Securities Fund: 2-5 Years as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts
March 26, 1999



Federated U.S. Government Securities Fund: 2-5 Years

INSTITUTIONAL SHARES



MARCH 31, 1999



A Statement of Additional Information (SAI) dated March 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's annual report to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report and other information without charge, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

 [Graphic]

 Federated U.S. Government Securities Fund: 2-5 Years
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Investment Company Act File No. 811-3387
 Cusip 31428P103



8022502A-IS (3/99)



[Graphic]


Federated U.S. Government Securities Fund: 2-5 Years

INSTITUTIONAL SERVICE SHARES



A mutual fund seeking current income by investing in a portfolio of short-to-intermediate U. S. government securities.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

MARCH 31, 1999

CONTENTS



Risk/Return Summary  1

What are the Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities in Which

the Fund Invests?  6

What are the Specific Risks of Investing in the Fund?  6

What Do Shares Cost?  6

How is the Fund Sold?  7

How to Purchase Shares  7

How to Redeem and Exchange Shares  8

Account and Share Information  10

Who Manages the Fund?  11

Financial Information  12

Report of Independent Public Accountants  22



Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund invests in a diversified, short-to-intermediate term portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund maintains a weighted average portfolio duration that is within 20 percent of the weighted average portfolio duration of the Merrill Lynch 3-5 Year Treasury Index. This index is a market capitalization weighted index including all U.S. Treasury Notes and Bonds with maturities greater than or equal to three years and less than five years.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factor that may reduce the Fund's returns is changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of Fund Shares.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



RISK/RETURN BAR CHART AND TABLE



[Graphic]

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a yearly basis.



The Fund's Institutional Service Shares are not sold subject to a sales charge
(load). Hence, the total returns displayed above are based upon the net asset value.



Within the period shown in the Chart, the Fund's highest quarterly return was 4.66% (quarter ended September 30, 1998). Its lowest quarterly return was 1.57% (quarter ended March 31, 1994).

The following table represents the Fund's Average Annual Total Return through 12/31/98 as compared to the Merrill Lynch Three Year Treasury Index (MLTYT), the Merrill Lynch 3-5 Year Treasury Index (MLTFYT), 1 the Lipper Short U.S. Government Funds Average (LSUSGFA) and the Lipper Short Intermediate U.S. Government Funds Average ( LSIUSGFA).



AVERAGE ANNUAL TOTAL RETURN




CALENDAR PERIOD ENDED 12/31/98   FUND    MLTYT   MLTFYT   LSUSGFA   LSIUSGFA
1 Year                           7.84%   8.28%   8.87%    6.56%     6.61%
5 Years                          5.71%   6.20%   6.64%    5.63%     5.39%
Start of Performance 2           6.14%   6.59%   7.31%    5.15%     5.99%


1 The Fund's Adviser has elected to change the benchmark index from the MLTYT to the MLTFYT, because the MLTFYT is more representative of the securities in which the Fund invests.

2 The Fund's Institutional Service Shares start of performance date was May 30, 1992.

While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.



What are the Fund's Fees and Expenses?

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Institutional Service Shares.


SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds,
as applicable)                                                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)    None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                      None
Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (Before Waivers) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                   0.40%
Distribution (12b-1) Fee 2                                       0.25%
Shareholder Services Fee 3                                       0.25%
Other Expenses                                                   0.14%
Total Annual Fund Operating Expenses                             1.04%
1 Although not contractually obligated to do so, the
distributor and shareholder services provider waived certain amounts. These are shown below along with the net expenses
the Fund actually paid for the fiscal year ended January 31,
1999.
 Waiver of Fund Expenses                                         0.24%
 Total Actual Annual Fund Operating Expenses (after waivers)     0.80%
2 The distribution (12b-1) fee for Institutional Service Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by the Fund (after the voluntary reduction) was
0.02% for the year ended January 31, 1999. 3 The shareholder services fee for
Institutional Service Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary reduction) was 0.24% for the year ended January
31, 1999.




EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are BEFORE WAIVERS as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year   $   106
3 Years  $   331
5 Years  $   574
10 Years $ 1,271

What are the Fund's Investment Strategies?



The Fund invests in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund's adviser actively manages its portfolio, seeking to limit the interest rate risk taken by the Fund while selecting investments that should offer enhanced returns based upon the adviser's interest rate outlook.

The adviser manages the Fund's interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the adviser limits the average duration of the portfolio to within 20% of the duration of the Merrill Lynch 3-5 Year Treasury Index (the "Index"). This Index includes all U.S. Treasury notes and bonds with maturities of three years or greater and less than five years. This policy should prevent the volatility of the Fund's Share price from significantly exceeding the average volatility of short-to-intermediate term U.S. Treasury securities.

The adviser uses three principal methods to enhance the portfolio's returns as compared to the Index. First, the adviser tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

Second, in constructing a portfolio with a targeted average duration, the adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less, or in a different direction than shorter-term interest rates. As a general matter, the adviser typically structures the portfolio in one of three ways:

* A "bulleted" portfolio structure consists primarily of securities with durations close to the portfolio's average duration. The adviser may use this structure, for example when it expects the difference between longer-term and shorter-term interest rates to increase.

* A "barbelled" portfolio structure consists primarily of securities with durations above and below the average duration. The adviser may use this structure, for example, when it expects the difference between longer-term and shorter-term interest rates to decrease.

* A "laddered" portfolio structure consists of securities with durations above, below, and at the average duration. The adviser may use this structure, for example, when it expects longer-term and shorter-term interest rates to change by approximately the same amount.

Third, the adviser tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. The adviser generally uses ongoing relative value analysis to compare the current yield differences of securities to their historical and expected yield differences.

The adviser's interest rate outlook is the most important factor in selecting the methods used to manage the Fund's portfolio. The adviser formulates its interest rate outlook by analyzing a variety of factors such as:

*  current and expected U.S. economic growth;

*  current and expected interest rates and inflation;

*  the Federal Reserve Board's monetary policy; and

*  changes in the supply of or demand for U.S. government securities.

In selecting individual securities, the adviser analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

As a consequence of this strategy, most of the Fund's portfolio consists of securities paying interest exempt from state taxation. The Fund also invests in repurchase agreements for U.S. government securities. Although repurchase agreements are collateralized by the same types of securities in which the Fund invests, income from repurchase agreements is not exempt from state taxation. The Fund uses repurchase agreements to invest cash balances and shorten duration, so the amount of state taxable income may vary with market conditions. See "Tax Information" for an explanation of how your investment in the Fund may be taxed.



What are the Principal Securities in Which the Fund Invests?



The Fund invests primarily in the following types of U.S. government securities:

U.S. TREASURY SECURITIES



Treasury securities are direct obligations of the federal government of the United States.



U.S. GOVERNMENT AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority.



What are the Specific Risks of Investing in the Fund?



Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. This is also referred to as "interest rate risk." Due to the Fund's average duration policy, it is expected to have less interest rate risk than Federated U.S. Government Securities Fund: 5-10 Years or Federated U.S. Government Bond Fund, both of which have longer average durations than the Fund, and more interest rate risk than Federated U.S. Government Securities Fund: 1-3 Years, which has a shorter average duration than the Fund.



What Do Shares Cost?



You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV).

The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.



The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?



The Fund offers two Share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Service Shares. Each Share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.



The Fund's Distributor markets the Shares described in this prospectus to retail and private banking customers of financial institutions or to individuals directly or through investment professionals.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Institutional Service Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

THROUGH AN INVESTMENT PROFESSIONAL

*  Establish an account with the investment professional; and



* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.



Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

*  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number, or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.



BY AUTOMATED CLEARING HOUSE (ACH)



Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

* through an investment professional if you purchased Shares through an investment professional; or

*  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL



Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.



DIRECTLY FROM THE FUND

BY TELEPHONE



You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.



BY MAIL

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form. Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

*  Fund Name and Share Class, account number and account registration;

*  amount to be redeemed or exchanged;

*  signatures of all shareholders exactly as registered; and

* IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;



* your redemption will be sent to an address of record that was changed within the last 30 days;



* a redemption is payable to someone other than the shareholder(s) of record; or

* IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

*  to allow your purchase to clear;

*  during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:

*  ensure that the account registrations are identical;

*  meet any minimum initial investment requirements; and

*  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.



If you purchase Shares just before the Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION



The Fund sends an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?



The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:



SUSAN M. NASON

Susan M. Nason has been the Fund's portfolio manager since September 1991. She is Vice President of the Fund. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of the Adviser from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

ROBERT J. OSTROWSKI

Robert J. Ostrowski has been the Fund's portfolio manager since September 1991. Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He has been a Senior Vice President of the Fund's Adviser since 1997 and served as a Vice President of the Fund's Adviser from 1996 to 1997. Prior to that, Mr. Ostrowski served as a Vice President of a Federated advisory subsidiary from 1993 to 1996.
Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.



ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

YEAR 2000 READINESS



The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.



While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund Share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 22.


YEAR ENDED JANUARY 31                                      1999        1998        1997        1996        1995
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.73      $10.48      $10.74      $10.11      $10.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.54        0.56        0.54        0.61        0.51
Net realized and unrealized gain (loss) on investments      0.18        0.25       (0.26)       0.63       (0.67)
TOTAL FROM INVESTMENT OPERATIONS                            0.72        0.81        0.28        1.24       (0.16)
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.54)      (0.56)      (0.54)      (0.61)      (0.51)
NET ASSET VALUE, END OF PERIOD                            $10.91      $10.73      $10.48      $10.74      $10.11
TOTAL RETURN 1                                              6.75%       7.97%       2.76%      12.58%      (1.42%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                    0.80%       0.79%       0.79%       0.79%       0.79%
Net investment income                                       4.88%       5.33%       5.16%       5.85%       5.00%
Expense waiver/reimbursement 2                              0.24%       0.25%       0.26%       0.25%       0.21%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $51,224     $36,725     $25,791     $32,317     $33,117
Portfolio turnover                                           126%         71%         99%        117%        163%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements



Portfolio of Investments



JANUARY 31, 1999


PRINCIPAL
AMOUNT                                                                                     VALUE
                 U.S. GOVERNMENT AGENCIES-11.3%
  $ 10,000,000   Federal Farm Credit System, 5.680%, 3/12/2001                     $  10,150,400
     7,000,000   Federal Farm Credit System, 5.750%, 2/20/2003                         7,156,660
     5,000,000   Federal Home Loan Bank System, 5.500%, 1/21/2003                      5,067,400
    35,000,000   Federal Home Loan Bank System, 5.755%, 6/24/2003                     35,888,300
     5,625,000   Federal Home Loan Bank System, 5.600%, 9/2/2003                       5,733,450
    10,000,000   Federal Home Loan Bank System, 5.627%, 9/2/2003                      10,203,700
    15,000,000   Federal Home Loan Bank System, 5.125%, 9/15/2003                     15,043,950
                 TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $88,490,783)              89,243,860
                 U.S. TREASURY NOTES-84.7%
     3,000,000   4.625%, 12/31/2000                                                    3,001,620
    75,000,000   6.625%, 3/31/2002                                                    79,293,000
    47,000,000   6.625%, 4/30/2002                                                    49,757,020
    67,000,000   6.500%, 5/31/2002                                                    70,769,420
    25,000,000   6.250%, 6/30/2002                                                    26,246,000
    29,500,000   6.000%, 7/31/2002                                                    30,766,140
    77,000,000   6.375%, 8/15/2002                                                    81,236,540
    30,000,000   5.875%, 9/30/2002                                                    31,216,200
    33,000,000   5.750%, 10/31/2002                                                   34,217,370
    70,000,000   5.750%, 11/30/2002                                                   72,621,500
    35,000,000   5.625%, 12/31/2002                                                   36,191,050
    85,000,000   5.500%, 3/31/2003                                                    87,698,750
    50,000,000   5.750%, 4/30/2003                                                    52,090,000
    14,000,000   5.750%, 8/15/2003                                                    14,632,520
                 TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $658,392,329)            669,737,130
                 REPURCHASE AGREEMENT-2.6% 1
    20,345,000   Societe Generale, Securities Corp., 4.730%, dated 1/29/1999,
                 due 2/1/1999 (AT AMORTIZED COST)                                     20,345,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $767,228,112) 2                $ 779,325,990


1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $767,228,112. The net unrealized appreciation of investments on a federal tax basis amounts to $12,097,878 which is comprised of $12,467,433 appreciation and $369,555 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($790,281,631) at January 31, 1999.

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities



JANUARY 31, 1999


ASSETS:
Total investments in securities, at value (identified and
tax cost $767,228,112)                                                            $ 779,325,990
Income receivable                                                                    12,491,552
Receivable for shares sold                                                            2,320,089
TOTAL ASSETS                                                                        794,137,631
LIABILITIES:
Payable for shares redeemed                                       $   860,106
Income distribution payable                                         1,552,485
Payable to bank                                                     1,387,834
Accrued expenses                                                       55,575
TOTAL LIABILITIES                                                                     3,856,000
Net assets for 72,424,257 shares outstanding                                      $ 790,281,631
NET ASSETS CONSIST OF:
Paid in capital                                                                   $ 789,663,320
Net unrealized appreciation of investments                                           12,097,878
Accumulated net realized loss on investments                                        (11,481,224)
Undistributed net investment income                                                       1,657
TOTAL NET ASSETS                                                                  $ 790,281,631
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
INSTITUTIONAL SHARES:
$739,057,952 / 67,729,868 shares outstanding                                             $10.91
INSTITUTIONAL SERVICE SHARES:
$51,223,679 / 4,694,389 shares outstanding                                               $10.91


See Notes which are an integral part of the Financial Statements



Statement of Operations



YEAR ENDED JANUARY 31, 1999


INVESTMENT INCOME:
Interest                                                                                             $ 43,076,242
EXPENSES:
Investment advisory fee                                                           $  3,034,022
Administrative personnel and services fee                                              571,913
Custodian fees                                                                          45,066
Transfer and dividend disbursing agent fees and expenses                               207,086
Directors'/Trustees' fees                                                                6,961
Auditing fees                                                                           13,713
Legal fees                                                                               4,394
Portfolio accounting fees                                                              132,180
Distribution services fee-Institutional Service Shares                                 112,451
Shareholder services fee-Institutional Shares                                        1,783,815
Shareholder services fee-Institutional Service Shares                                  112,451
Share registration costs                                                                53,678
Printing and postage                                                                    29,495
Insurance premiums                                                                       7,515
Miscellaneous                                                                           19,490
TOTAL EXPENSES                                                                       6,134,230
WAIVERS AND REIMBURSEMENTS:
Waiver of distribution services fee-Institutional Service
Shares                                                         $   (103,455)
Waiver of shareholder services fee-Institutional Shares          (1,712,463)
Waiver of shareholder services fee-Institutional Service
Shares                                                               (4,498)
TOTAL WAIVERS                                                                       (1,820,416)
Net expenses                                                                                            4,313,814
Net investment income                                                                                  38,762,428
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                       18,462,945
Net change in unrealized depreciation of investments                                                   (5,047,854)
Net realized and unrealized gain on investments                                                        13,415,091
Change in net assets resulting from operations                                                       $ 52,177,519


See Notes which are an integral part of the Financial Statements



Statement of Changes in Net Assets




YEAR ENDED JANUARY 31                                               1999                  1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                             $    38,762,428       $    41,828,798
Net realized gain/loss on investments ($18,462,945 net gain
and $477,074 net loss, respectively, as computed for federal
tax purposes)                                                          18,462,945               229,718
Net change in unrealized appreciation/depreciation                     (5,047,854)           16,005,120
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         52,177,519            58,063,636
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Institutional Shares                                                  (36,624,367)          (40,228,730)
Institutional Service Shares                                           (2,130,792)           (1,605,680)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                                                       (38,755,159)          (41,834,410)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                          395,513,622           267,414,601
Net asset value of shares issued to shareholders in payment
of distributions declared                                              17,839,525            17,158,644
Cost of shares redeemed                                              (369,831,679)         (375,312,466)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 43,521,468           (90,739,221)
Change in net assets                                                   56,943,828           (74,509,995)
NET ASSETS:
Beginning of period                                                   733,337,803           807,847,798
End of period                                                     $   790,281,631       $   733,337,803


See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

JANUARY 31, 1999

ORGANIZATION

Federated U.S. Government Securities Fund: 2-5 Years is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. This difference is due to differing treatments for expiring capital loss carryforwards.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At January 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $11,481,224, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION  AMOUNT
2003                     $11,004,150
2006                         477,074

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.


SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


YEAR ENDED JANUARY 31                                                    1999                              1998
INSTITUTIONAL SHARES:                                          SHARES           AMOUNT            SHARES           AMOUNT
Shares sold                                                   33,291,694     $  359,916,788      23,359,912    $   246,238,107
Shares issued to shareholders in payment of distributions
declared                                                       1,494,967         16,132,483       1,500,543         15,786,018
Shares redeemed                                              (32,008,413)      (346,233,579)    (34,540,057)      (362,903,965)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS     2,778,248     $   29,815,692      (9,679,602)   $  (100,879,840)

YEAR ENDED JANUARY 31                                                    1999                              1998
INSTITUTIONAL SERVICE SHARES:                                 SHARES           AMOUNT             SHARES           AMOUNT
Shares sold                                                    3,294,054     $   35,596,834       2,011,745     $   21,176,494
Shares issued to shareholders in payment of distributions
declared                                                         158,154          1,707,042         130,348          1,372,626
Shares redeemed                                               (2,182,036)       (23,598,100)     (1,179,138)       (12,408,501)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE
SHARE TRANSACTIONS                                             1,270,172     $   13,705,776         962,955     $   10,140,619
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                   4,048,420     $   43,521,468      (8,716,647)    $  (90,739,221)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Effective March 31, 1999, the Adviser will merge into Federated Investment Company (formerly Federated Adviser).

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended January 31, 1999, were as follows:

Purchases   $966,345,183
Sales       $939,704,353

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS:



We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Securities Fund: 2-5 Years (a Massachusetts business trust), including the schedule of portfolio of investments, as of January 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights (see page 13) for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Securities Fund: 2-5 Years as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts
March 26, 1999



Federated U.S. Government Securities Fund: 2-5 Years

INSTITUTIONAL SERVICE SHARES



MARCH 31, 1999



A Statement of Additional Information (SAI) dated March 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual report to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report and other information without charge, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

 [Graphic]

 Federated U.S. Government Securities Fund: 2-5 Years
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Investment Company Act File No. 811-3387
 Cusip 31428P202



8022502A-SS (3/99)



[Graphic]




 STATEMENT OF ADDITIONAL INFORMATION

Federated U.S. Government

Securities Fund: 2-5 Years
[Graphic]

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Institutional Shares and Institutional Service Shares of Federated U.S. Government Securities Fund:
2-5 Years, dated March 31, 1999. Obtain the prospectuses without charge by calling 1-800-341-7400.

MARCH 31, 1999



 [Graphic]
Federated U.S. Government

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 8022502B (3/99)



CONTENTS



How is the Fund Organized?  1

Investment Strategy  1

Securities in Which the Fund Invests  1

What Do Shares Cost?  3

How is the Fund Sold?  4

Exchanging Securities for Shares  4

Subaccounting Services  4

Redemption in Kind  4

Massachusetts Partnership Law  5

Account and Share Information  5

Tax Information  5

Who Manages and Provides Services to the Fund?  6

How Does the Fund Measure Performance?  9

Who is Federated Investors, Inc.?  10

Addresses  12



How is the Fund Organized?



The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 10, 1981. The Fund changed its name from Federated Intermediate Government Trust to Federated U.S. Government Securities Fund: 2-5 Years on April 13, 1995. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly Federated Advisers).

Investment Strategy

The Fund's dollar-weighted average portfolio maturity may not exceed five years. Further, the Fund is required to maintain a minimum weighted average portfolio maturity of two years. The Adviser manages the portfolio by targeting a dollar-weighted average duration that is consistent with the Fund's maturity constraints because duration is a more accurate and useful measure of interest rate risk.

Duration is a measure of the average time to receipt of cash from a bond. The only instance in which duration is equal to time-to-maturity is a zero- coupon bond; where all cash is received at maturity. In the case of a coupon bond, cash is received at least annually or semi-annually. In the case of a coupon bond with a five-year maturity, the average time to receipt of cash should be between one and five. The formula for duration places more weight on the dates when cash flows are relatively large. Since in the case of the five-year coupon bond, most of the cash is received at the end of year five, the average time to receipt of cash will be closer to five than to one.

The Adviser selects securities used to lengthen or shorten the portfolio's average duration by comparing the returns currently offered by different investments to their historical and expected returns.



Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.



FIXED INCOME SECURITIES

U.S. government securities pay interest at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of the security must repay the principal amount of the security, normally within a specified time.



A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.



The following describes the types of securities in which the Fund invests:

U.S. TREASURY SECURITIES



Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.



U.S. GOVERNMENT AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States government supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.



ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs are the most common forms of stripped zero coupon securities.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS



Repurchase agreements are transactions in which the Fund buys a U.S. government security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.



The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

ASSET COVERAGE



In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.



INVESTMENT RISKS



There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.



INVESTMENT RISKS

BOND MARKET RISKS

* Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

* Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS

* Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

* If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.



FUNDAMENTAL INVESTMENT POLICIES

The Fund will invest only in U.S. government securities with remaining maturities of five years or less. The term "U.S. government securities" as used herein refers to (1) obligations of the United States maturing in five years or less and (2) evidences of indebtedness issued or fully guaranteed as to principal and interest by Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, The Tennessee Valley Authority, The Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association, The Federal Home Loan Mortgage Association or the National Credit Union Administration. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law. The Fund may enter into repurchase agreements with financial institutions such as banks and brokers. The Fund may also purchase U.S. government securities on a when-issued or delayed delivery basis.

Portfolio transactions are undertaken principally to accomplish the Fund's objective in relation to movement in the general level of interest rates and to invest new money obtained from the sale of Fund Shares and to meet redemptions of Fund Shares. The Fund is free to dispose of portfolio securities at any time when changes in circumstances or conditions make such a move desirable in light of the investment objective and policies heretofore stated. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover will be incidental to transactions undertaken with a view to achieve the investment objective.



INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN



The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.



BORROWING MONEY



The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, such use will not assure that portfolio securities will not be liquidated at a disadvantageous time.

Interest paid by the Fund on borrowed funds will not be available for investment. While borrowings are outstanding, no portfolio securities may be purchased by the Fund.



PLEDGING ASSETS



The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.



LENDING CASH OR SECURITIES



The Fund will not lend any of its assets, except that it may purchase or hold U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.



ISSUING SENIOR SECURITIES



The Fund will not issue senior securities, except as permitted by its investment objective and policies.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. Shareholders will be notified before any material change in these limitations becomes effective.

As a matter of investment practice, which can be changed without shareholder approval, the Fund will not invest more than 15% of its total assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.



Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.



The Fund did not borrow money or pledge securities in excess of 5% of the value of its total assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

As a matter of operating policy, the Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.



DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:



* for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;



* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and



* for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

What Do Shares Cost?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.



The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?



Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.



RULE 12B-1 PLAN (INSTITUTIONAL SERVICE SHARES)



As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.



The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.



For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.



SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Exchanging Securities for Shares

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Subaccounting Services



Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass-through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.



Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS



Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote. All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote. Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares of all series entitled to vote.

As of January 7, 1999, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co. Inc., San Francisco, CA owned approximately 8,160,731 Shares (12.29%) of the outstanding Institutional Shares of the Fund.

As of January 7, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co. Inc., San Francisco, CA owned approximately 312,945 Shares (6.45%); and Chittenden Bank, Burlington, VT owned approximately 335,309 (6.91%) Shares of the outstanding Institutional Service Shares of the Fund.



Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES



The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund, principal occupations for the past five years and other notable positions held, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Fund is comprised of one fund, and the Federated Fund Complex is comprised of 56 investment companies, whose investment advisers are affiliated with the Fund's Adviser.



As of January 7, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional or Institutional Service Shares.



An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.






NAME
BIRTH DATE                                                                                        AGGREGATE      TOTAL
ADDRESS                            PRINCIPAL OCCUPATIONS                                          COMPENSATION   COMPENSATION
POSITION WITH FUND                 FOR PAST FIVE YEARS                                            FROM FUND       FROM FUND
JOHN F. DONAHUE*+                  Chief Executive Officer and Director or Trustee of the                   $0   $0 for the
Birth Date: July 28, 1924          Federated Fund Complex; Chairman and Director, Federated                      Fund and 54
Federated Investors Tower          Investors, Inc.; Chairman and Trustee, Federated Investment                   other investment
1001 Liberty Avenue                Management Company; Chairman and Director, Federated                          companies in
Pittsburgh, PA                     Investment Counseling, and Federated Global Investment                        the Fund Complex
CHAIRMAN AND TRUSTEE               Management Corp.; Chairman, Passport Research, Ltd.

THOMAS G. BIGLEY                   Director or Trustee of the Federated Fund Complex; Director,      $1,497.59   $113,860.22
Birth Date: February 3, 1934       Member of Executive Committee, Children's Hospital of                         for the Fund
15 Old Timber Trail                Pittsburgh; formerly: Senior Partner, Ernst & Young LLP;                      and 54 other
Pittsburgh, PA                     Director, MED 3000 Group, Inc.; Director, Member of                           investment
TRUSTEE                            Executive Committee, University of Pittsburgh.                                companies in
                                                                                                                 the Fund Complex

JOHN T. CONROY, JR.                Director or Trustee of the Federated Fund Complex;                $1,647.60   $125,264.48
Birth Date: June 23, 1937          President, Investment Properties Corporation; Senior Vice                     for the Fund
Wood/IPC Commercial Dept.          President, John R. Wood and Associates, Inc., Realtors;                       and 54 other
John R. Wood Associates,           Partner or Trustee in private real estate ventures in                         investment
Inc. Realtors                      Southwest Florida; formerly: President, Naples Property                       companies in
3255 Tamiami Trial North           Management, Inc. and Northgate Village Development                            the Fund Complex
Naples, FL                         Corporation.
TRUSTEE

NICHOLAS CONSTANTAKIS              Director or Trustee of the Federated Fund Complex; formerly:             $0   $47,958.02
Birth Date: September 3, 1939      Partner, Andersen Worldwide SC.                                               for the Fund
175 Woodshire Drive                                                                                              and 29 other
Pittsburgh, PA                                                                                                   investment
TRUSTEE                                                                                                          companies in
                                                                                                                 the Fund Complex

WILLIAM J. COPELAND                Director or Trustee of the Federated Fund Complex; Director       $1,647.60   $125,264.48
Birth Date: July 4, 1918           and Member of the Executive Committee, Michael Baker, Inc.;                   for the Fund
One PNC Plaza-23rd Floor           formerly: Vice Chairman and Director, PNC Bank, N.A. and PNC                  and 54 other
Pittsburgh, PA                     Bank Corp.; Director, Ryan Homes, Inc.                                        investment
TRUSTEE                            Previous Positions: Director, United Refinery; Director,                      companies in
                                   Forbes Fund; Chairman, Pittsburgh Foundation; Chairman,                       the Fund Complex
                                   Pittsburgh Civic Light Opera.

JOHN F. CUNNINGHAM##               Director or Trustee of some of the Federated Funds;                      $0   $0 for the Fund
Birth Date: March 5, 1943          Chairman, President and Chief Executive Officer, Cunningham                   and 26 other
353 El Brillo Way                  & Co., Inc. ; Trustee Associate, Boston College; Director,                    investment
Palm Beach, FL                     EMC Corporation; formerly: Director, Redgate Communications.                  Companies in
TRUSTEE                                                                                                          the Fund Complex
                                   Previous Positions: Chairman of the Board and Chief
            Executive Officer, Computer Consoles, Inc.; President and
           Chief Operating Officer, Wang Laboratories; Director, First
            National Bank of Boston; Director, Apollo Computer, Inc.

LAWRENCE D. ELLIS, M.D.*           Director or Trustee of the Federated Fund Complex; Professor      $1,497.59   $113,860.22
Birth Date: October 11, 1932       of Medicine, University of Pittsburgh; Medical Director,                      for the Fund and
3471 Fifth Avenue                  University of Pittsburgh Medical Center-Downtown;                             54 other
Suite 1111                         Hematologist, Oncologist, and Internist, University of                        investment
Pittsburgh, PA                     Pittsburgh Medical Center; Member, National Board of                          companies in
TRUSTEE                            Trustees, Leukemia Society of America.                                        the Fund Complex


NAME
BIRTH DATE                                                                                        AGGREGATE      TOTAL
ADDRESS                            PRINCIPAL OCCUPATIONS                                          COMPENSATION   COMPENSATION
POSITION WITH FUND                 FOR PAST FIVE YEARS                                            FROM FUND       FROM FUND

PETER E. MADDEN                    Director or Trustee of the Federated Fund Complex; formerly:      $1,497.59   $113,860.22
Birth Date: March 16, 1942         Representative, Commonwealth of Massachusetts General Court;                  for the Fund
One Royal Palm Way                 President, State Street Bank and Trust Company and State                      and 54 other
100 Royal Palm Way                 Street Corporation.                                                           investment
Palm Beach, FL                     Previous Positions: Director, VISA USA and VISA                               companies in
TRUSTEE                            International; Chairman and Director, Massachusetts Bankers                   the Fund Complex
                                   Association; Director, Depository Trust Corporation.

JOHN E. MURRAY, JR., J.D., S.J.D.  Director or Trustee of the Federated Fund Complex;                $1,497.59   $113,860.22
Birth Date: December 20, 1932      President, Law Professor, Duquesne University; Consulting                     for the Fund
President, Duquesne University     Partner, Mollica & Murray.                                                    And 54 other
Pittsburgh, PA                     Previous Positions: Dean and Professor of Law, University of                  investment
TRUSTEE                            Pittsburgh School of Law; Dean and Professor of Law,                          companies in
                                   Villanova University School of Law.                                           the Fund Complex

MARJORIE P. SMUTS                  Director or Trustee of the Federated Fund Complex; Public         $1,497.59   $113,860.22
Birth Date: June 21, 1935          Relations/Marketing/Conference Planning.                                      For the Fund
4905 Bayard Street                 Previous Positions: National Spokesperson, Aluminum Company                   and 54 other
Pittsburgh, PA                     of America; business owner.                                                   investment
TRUSTEE                                                                                                          companies in
                                                                                                                 the Fund Complex

JOHN S. WALSH++                    Director or Trustee of some of the Federated Funds;                      $0   $0 for the Fund
Birth Date: November 28, 1957      President and Director, Heat Wagon, Inc.; President and                       and 23 other
2007 Sherwood Drive                Director, Manufacturers Products, Inc.; President, Portable                   investment
Valparaiso, IN                     Heater Parts, a division of Manufacturers Products, Inc.;                     companies in
TRUSTEE                            Director, Walsh & Kelly, Inc.; formerly: Vice President,                      the Fund Complex
                                   Walsh & Kelly, Inc.

GLEN R. JOHNSON                    Trustee, Federated Investors, Inc.; staff member, Federated              $0   $0 for the Fund
Birth Date: May 2, 1929            Securities Corp.                                                              and 8 other
Federated Investors Tower                                                                                        investment
1001 Liberty Avenue                                                                                              companies in
Pittsburgh, PA                                                                                                   the Fund Complex
PRESIDENT

J. CHRISTOPHER DONAHUE+            President or Executive Vice President of the Federated Fund              $0   $0 for the Fund
Birth Date: April 11, 1949         Complex; Director or Trustee of some of the Funds in the                      and 16 other
Federated Investors Tower          Federated Fund Complex; President and Director, Federated                     investment
1001 Liberty Avenue                Investors, Inc.; President and Trustee, Federated Investment                  companies in
Pittsburgh, PA                     Management Company; President and Director, Federated                         the Fund Complex
EXECUTIVE VICE PRESIDENT           Investment Counseling and Federated Global Investment
                                   Management Corp.; President, Passport Research, Ltd.;
           Trustee, Federated Shareholder Services Company; Director,
                           Federated Services Company.

EDWARD C. GONZALES                 Trustee or Director of some of the Funds in the Federated                $0   $0 for the Fund
Birth Date: October 22, 1930       Fund Complex; President, Executive Vice President and                         and 1 other
Federated Investors Tower          Treasurer of some of the Funds in the Federated Fund Complex;                 investment
1001 Liberty Avenue                Vice Chairman, Federated Investors, Inc.; Vice President,                     company in
Pittsburgh, PA                     Federated Investment Management Company and Federated                         the Fund Complex
EXECUTIVE VICE PRESIDENT           Investment Counseling, Federated Global Investment
          Management Corp. and Passport Research, Ltd.; Executive Vice
          President and Director, Federated Securities Corp.; Trustee,
                     Federated Shareholder Services Company.

JOHN W. MCGONIGLE                  Executive Vice President and Secretary of the Federated Fund             $0   $0 for the Fund
Birth Date: October 26, 1938       Complex; Executive Vice President, Secretary, and Director,                   and 54 other
Federated Investors Tower          Federated Investors, Inc.; Trustee, Federated Investment                      investment
1001 Liberty Avenue                Management Company; Director, Federated Investment                            companies in
Pittsburgh, PA                     Counseling and Federated Global Investment Management Corp.;                  the Fund Complex
EXECUTIVE VICE PRESIDENT           Director, Federated Services Company; Director, Federated
and SECRETARY                      Securities Corp.

RICHARD J. THOMAS                  Treasurer of the Federated Fund Complex; Vice President -                $0   $0 for the Fund
Birth Date: June 17, 1954          Funds Financial Services Division, Federated Investors,                       and 54 other
Federated Investors Tower          Inc.; formerly: various management positions within Funds                     investment
1001 Liberty Avenue                Financial Services Division of Federated Investors, Inc.                      companies in
Pittsburgh, PA                                                                                                   the Fund Complex
TREASURER


NAME
BIRTH DATE                                                                                        AGGREGATE      TOTAL
ADDRESS                            PRINCIPAL OCCUPATIONS                                          COMPENSATION   COMPENSATION
POSITION WITH FUND                 FOR PAST FIVE YEARS                                            FROM FUND       FROM FUND

WILLIAM D. DAWSON, III             Chief Investment Officer of this Fund and various other                  $0   $0 for the Fund
Birth Date: March 3, 1949          Funds in the Federated Fund Complex; Executive Vice                           and 41 other
Federated Investors Tower          President, Federated Investment Counseling, Federated Global                  investment
1001 Liberty Avenue                Investment Management Corp., Federated Investment Management                  companies in
Pittsburgh, PA                     Company and Passport Research, Ltd.; Registered                               the Fund Complex
CHIEF INVESTMENT OFFICER           Representative, Federated Securities Corp.; Portfolio
                                   Manager, Federated Administrative Services;
                                   Vice President, Federated Investors, Inc.;
                                   formerly: Executive Vice President and Senior
                                   Vice President, Federated Investment
                                   Counseling Institutional Portfolio Management
                                   Services Division; Senior Vice President,
                                   Federated Investment Management Company and
                                   Passport Research, Ltd.

SUSAN M. NASON                     Susan M. Nason has been the Fund's portfolio manager since               $0   $0 for the Fund
Birth Date: August 29, 1961        September 1991. She is Vice President of the Fund. Ms. Nason                  and 3 other
Federated Investors Tower          joined Federated in 1987 and has been a Senior Portfolio                      investment
1001 Liberty Avenue                Manager and Senior Vice President of the Fund's Adviser                       companies in
Pittsburgh, PA                     since 1997. Ms. Nason served as a Portfolio Manager and Vice                  the Fund Complex
VICE PRESIDENT                     President of the Adviser from 1993 to 1997. Ms. Nason is a
                                   Chartered Financial Analyst and received her M.S.I.A.
                                   concentrating in Finance from Carnegie Mellon University.



+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.

++ Messrs. Cunningham and Walsh became members of the Board of Trustees on January 1, 1999. They did not earn fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.



INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.



The Adviser is a wholly owned subsidiary of Federated.



The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.



For the fiscal year ended, January 31, 1999, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided.



Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

MAXIMUM AVERAGE AGGREGATE DAILY ADMINISTRATIVE FEE NET ASSETS OF THE FEDERATED FUNDS 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million
0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP is the independent public accountant for the Fund.

FEES PAID BY THE FUND FOR SERVICES




FOR THE YEAR ENDED JANUARY 31   1999        1998         1997
Advisory Fee Earned             $3,034,022   $3,003,737   $3,384,916
Advisory Fee Reduction                   -            -       69,622
Brokerage Commissions                    -            -            -
Administrative Fee                 571,913      566,831      639,583
12B-1 FEE
Institutional Service Shares         8,996            -            -
SHAREHOLDER SERVICES FEE
Institutional Shares                71,352            -            -
Institutional Service Shares       107,953            -            -




Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns given for the one-, five- and ten-year periods ended January 31, 1999.



Yield given for the 30-day period ended January 31, 1999.




SHARE CLASS                     30-DAY PERIOD   1 YEAR   5 YEARS   10 YEARS
INSTITUTIONAL SHARES:
Total Return                    N/A             7.01%    5.88%     7.77%
Yield                           4.26%           N/A      N/A       N/A

                                                                   SINCE INCEPTION ON
SHARE CLASS                     30-DAY PERIOD   1 YEAR   5 YEARS   MAY 30, 1992
INSTITUTIONAL SERVICE SHARES:
Total Return                    N/A             6.75%    5.62%     6.11%
Yield                           4.01%           N/A      N/A       N/A




TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD



The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



LIPPER ANALYTICAL SERVICES, INC.

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the U.S. government funds category in advertising and sales literature.

MERRILL LYNCH 3-5 YEAR TREASURY INDEX

Merrill Lynch 3-5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities maturing between 3 and 4.99 years.

MERRILL LYNCH 3-YEAR TREASURY INDEX



Merrill Lynch 3-Year Treasury Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes.



MORNINGSTAR, INC.



Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value- oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS



In the government sector, as of December 31, 1998, Federated manages 9 mortgage-backed, 5 government/agency, and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion, and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.



MONEY MARKET FUNDS



In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime, and 23 municipal with assets approximating $41.6 billion, $22.8 billion, and $12.5 billion, respectively.



The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Addresses

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

Institutional Shares

Institutional Service Shares

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER



Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

225 Franklin Street

Boston, MA 02110-2812